Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TROOPS,Inc. (the "Company") on Form 20-F for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Raleigh Siu Lau, President and Chief Executive Officer, and I, Chung Hang Lui, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 29, 2024	By:	/s/ Raleigh Siu Lau
	Name:	Raleigh Siu Lau
	Title:	President and Chief Executive Officer
Dated: April 29, 2024	By:	/s/ Chung Hang Lui
	Name:	Chung Hang Lui
	Title:	Chief Financial Officer

Signature Page to Form 20-F